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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

       New Plan Realty Trust, a Massachusetts business trust
       New Plan Securities Corp., a New York corporation
       New Plan Realty of Alabama, Inc., an Alabama corporation
       Avion Service Corp., a Pennsylvania corporation
       New Plan Realty of Kingsport, Inc., a Tennessee corporation
       New Plan Factory Malls, Inc., a Delaware corporation
       New Plan of Tara, Inc., a Delaware corporation
       New Plan of Fashion Corners, Inc., a Delaware corporation
       New Plan Disbursing Corp., a Delaware corporation
       New Plan Realty of Louisiana, Inc., a Delaware corporation
       New Plan of Tennessee, Inc., a Delaware corporation
       New Plan Realty of Louisiana, L.P., a Delaware limited partnership New Plan of Waterford Place, L.P., a Delaware limited partnership New Plan of Tennessee, L.P., a Delaware limited partnership
       New Plan of New Garden, Inc., a Delaware corporation
       New Plan of New Jersey, Inc., a Delaware corporation
       New Plan of Tinton Falls, Inc., a Delaware corporation
       New Plan of Eastgreen, Inc., a Delaware corporation
       New Plan of Northgate, Inc., a Delaware corporation
       New Plan of Polo Run, Inc., a Delaware corporation
       NC Properties #1, Inc., a Delaware corporation
       NC Properties #2, Inc., a Delaware corporation
       Excel Realty Trust -- NC, a North Carolina partnership
       TX Properties #1, Inc., a Delaware corporation
       TX Properties #2, Inc., a Delaware corporation
       Excel Realty Trust -- TX, L.P., a Texas limited partnership
       Excel Realty -- PA, Inc., a Delaware corporation
       Excel Realty -- NE, Inc., a Nebraska corporation
       Excel Realty Trust-- ST, Inc., a Delaware corporation
       Excel Westminster Marketplace, Inc., a Delaware corporation
       Excel Realty Partners, L.P., a Delaware limited partnership
       E.H. Properties, L.P., a Delaware limited partnership
       New Plan DRP Trust, a Maryland business trust
       New Plan Hampton Village, LLC, a Delaware limited liability company NPHV, Inc., a Delaware corporation
       ERPF, Inc., a Delaware corporation
       ERP Financing, LLC, a Delaware limited liability company
       New Plan Financing I, Inc. a Delaware corporation
       NP of Tennessee, L.P, a Delaware limited partnership
       NPTN, Inc., a Delaware corporation